UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 13, 2020 (July 10, 2020)

TRICCAR, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-30746	84-4250492
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

848 N. Rainbow Blvd., #3254, Las Vegas, Nevada	89107
(Address of Principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(702) 330-2430

Frontier Oilfield Services, Inc., 220 Travis Street, Suite 501, Shreveport, Louisiana 71101
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry in a Material Definitive Agreement

On July 13, 2020, TRICCAR, Inc. announced that it has completed an agreement for an investment of $18,594,692 via private placement in the public entity (PIPE) from Antonomastic Investment Holdings, Ltd. resulting in the sale of 11,621,683 shares of common stock at $1.60 per share. As a condition of the investment, TRICCAR, Inc. will issue Class A Common Stock to Antonomastic Investment Holdings, bringing TRICCAR, Inc.'s total outstanding and issued shares to 111,621,683.

The investment will be made in three tranches based on the Company's stock performance. The first tranche of $3,200,000 for 2,500,000 shares is due upon availability and clearance of funds to be transferred from Kenya to the United States. The second tranche of $8,000,000 for 5,000,000 shares is due when TRICCAR's publicly-traded stock price closes at $1.60 per share. The third and final tranche of $7,394,692 for 4,621,683 shares is due when the publicly-traded stock price closes at $1.95 per share.

As part of the investment, Nairobi, Kenya based Antonomastic Investment Holdings, Ltd. will appoint an as yet to be determined member to TRICCAR's board of directors.

The investment was initially set forth in a Letter of Intent signed December 6, 2019 with TRICCAR Holdings, Inc., prior to the merger between TRICCAR Holdings and Frontier Oilfield Services. The delay in completing the investment was largely due to the SARS-Cov-2 pandemic, limited travel ability between executives of the two firms, and the State of Nevada's shut down of businesses on March 12, 2020.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures in Item 1.01 of this Form 8-K regarding the private placement are incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits

Exhibits

The following Exhibits are included herein:

Exhibit No.	Description

99.1	Press Release, Dated as of July 13, 2020, TRICCAR completed an agreement for an investment of $18,594,692 via private placement in the public entity from Antonomastic Investment Holdings, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 13, 2020	TRICCAR, Inc.

	By:	/s/ William Townsend
William Townsend,
Chief Executive Officer and Director